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                                                                    EXHIBIT 23-B
                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated April 14, 2000 (except Note 1, as to which the date is July 3, 2001) in Pre-Effective Amendment No. 3 on Form S-1 to Form S-2 (File No. 333-49846) and related Prospectus of TruServ Corporation for the registration of $50,000,000 of Variable Denomination Subordinated Fixed Rate Term Notes.


                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois

November 26, 2001